UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 7, 2004

AMERA LINK INC.

(Exact name of registrant as specified in its charter)

Nevada

000-32311

86-1010347

(State or other jurisdiction of

(Commission File Number)

(IRS Employer

incorporation or organization)

Identification No.)

1940 Zinfandel Drive, Suite C

Rancho Cordova, CA

95670

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code:  (916) 768-2160

(Former name or former address, if changed since last report)

SECTION 7  REGULATION FD

On October 7, 2004, the Amera Link Inc. (“the Registrant”) entered into a non-binding letter of intent for the acquisition of Global Sports Entertainment, Inc (“GSE”).  GSE is a recently formed integrated media and entertainment company.  GSE will be primarily engaged in the development, production, distribution, and marketing of television programming, pay-per-view programming and live events using new digital imaging and auditory technologies most of which is required to be implemented by government regulation. GSE principals have been involved in the entertainment business and on the cutting edge of digital imaging technology for over 30 years

                The letter of intent provides that the Registrant’s capital structure will be changed to result in 26,700,000 shares outstanding.  Current stockholders will retain 4,500,000 shares or 18.85%.  Conditions precedent to completion of the transaction include a private placement for $550,000, execution of a definitive merger agreement, name change, the appointment of GSE principals as the Registrant’s officers and directors, and shareholder approval.

                The Registrant plans to call a special shareholders meeting to approve the merger and take related actions. An information statement for such meeting will contain more detailed information with respect to GSE and the terms of the transaction

________________________

SPECIAL NOTE ABOUT FORWARD-LOOKING INFORMATION

This Report may contain certain forward-looking statements and information relating to the Registrant that are based on the beliefs of management as well as assumptions made by and information currently available to management. These statements may include, among other things, the discussions of the Registrant's business strategy and expectations concerning the Registrant's future operations, product development costs and schedules, product rollout dates, customer acceptance, licensing of required third party technologies, ability to obtain required additional capital, profitability, liquidity, and capital resources.

When used in this document, the words "anticipate," "believe," "estimate," "expect," and "intend" and similar expressions, as they relate to the Registrant or its management, are intended to identify forward-looking statements.  Such statements reflect the current view of the Registrant respecting future events and are subject to certain risks, uncertainties, and assumptions, including the meaningful and important risks and uncertainties noted.  Although the Registrant has attempted to identify important factors that could cause actual results to differ materially, there may be other factors that cause the forward-looking statement not to come true as anticipated, believed, estimated, expected, or intended.  Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, or intended.  Neither the Registrant nor any other person undertakes any obligation to revise these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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SECTION 9   FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

1.1 Letter of Intent between Amera Link and Global Sports Entertainment Group

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERA LINK INC.

Registrant

Dated:  October 13, 2004

By  /s/ Robert Freiheit

      Robert Freiheit, President